UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2014 (October 16, 2014)

NAVIENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2014, Navient Corporation (“Navient”) and Navient, LLC, a wholly-owned subsidiary of Navient (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Navient, with Navient as the surviving corporation (the “Merger”).

In connection with the Merger, on October 16, 2014, Navient entered into an eighth supplemental indenture (the “Eighth Supplemental Indenture”) to an indenture, dated October 1, 2000 (as amended or supplemented, the “2000 Indenture”) between Navient (successor to MergerSub, which was the successor to SLM Corporation, which was the successor to USA Education, Inc.) and The Bank of New York Mellon (successor to The Chase Manhattan Bank), as trustee, pursuant to which Navient agreed to assume all obligations under the 2000 Indenture, along with the related series of debt securities issued thereunder (the “2000 Indenture Debt Securities”). Immediately prior, Navient was the sole guarantor under the 2000 Indenture. Upon the Merger and entering into the Eighth Supplemental Indenture, Navient was automatically released from the guarantee in accordance with the terms of the 2000 Indenture.

Also in connection with the Merger, on October 16, 2014, Navient entered into a second supplemental indenture (the “Second Supplemental Indenture”) to an amended and restated indenture, dated April 25, 2006 (as amended or supplemented, the “2006 Indenture”) between Navient (successor to MergerSub, which was the successor to SLM Corporation) and the Deutsche Trustee Company Limited, as trustee, pursuant to which Navient agreed to assume all obligations under the 2006 Indenture, along with the related series of debt securities issued thereunder (the “2006 Indenture Debt Securities”). Immediately prior, Navient was the sole guarantor under the 2006 Indenture. Upon the Merger and entering into the Second Supplemental Indenture, Navient was automatically released from the guarantee in accordance with the terms of the 2006 Indenture.

The 2000 Indenture Debt Securities and 2006 Indenture Debt Securities had an aggregate principal amount of approximately $17.5 billion USD equivalent outstanding at September 30, 2014.

The Merger Agreement, Second Supplemental Indenture and Eighth Supplemental Indenture are filed as exhibits to this Form 8-K and incorporated herein by reference. The descriptions of the 2000 Indenture and 2006 Indenture are summaries and are qualified in their entirety by the terms of the Second Supplemental Indenture and the Eighth Supplemental Indenture.

Item 8.01	Other Events.

The information required by Item 8.01 is contained in Item 1.01 and is incorporated herein by reference.

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 2.1*	The Agreement and Plan of Merger, dated as of October 16, 2014, between Navient Corporation and Navient, LLC.

Exhibit 4.1*	The Second Supplemental Indenture, dated as of October 16, 2014, between Navient Corporation and Deutsche Trustee Company Limited, as trustee.

Exhibit 4.2*	The Eighth Supplemental Indenture, dated as of October 16, 2014, between Navient Corporation and The Bank of New York Mellon, as trustee.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION (REGISTRANT)

Date: October 16, 2014	By:	/s/ Mark L. Heleen
		Name:	Mark L. Heleen
		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1*	The Agreement and Plan of Merger, dated as of October 16, 2014, between Navient Corporation and Navient, LLC.

Exhibit 4.1*	The Second Supplemental Indenture, dated as of October 16, 2014, between Navient Corporation and Deutsche Trustee Company Limited, as trustee.

Exhibit 4.2*	The Eighth Supplemental Indenture, dated as of October 16, 2014, between Navient Corporation and The Bank of New York Mellon, as trustee.

*	Filed herewith.